UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

Fidelity Core Real Estate Fund

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56839	88-6504113
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Summer Street Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 563-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Simon Fisk

On August 10, 2026, Simon Fisk provided Fidelity Core Real Estate Fund (the “Company”) with notice of his resignation, effective as of September 30, 2026 (the “Effective Date”), from his positions as the Vice President of the Company and as a director and Vice President of Fidelity CRET Trustee LLC, the Company’s sole trustee (the “Trustee”). Mr. Fisk’s decision to resign was not the result of any disagreement relating to the Trustee’s or the Company’s operations, policies or practices.

Appointment of Vipul Gautam

On August 10, 2026, in connection with Mr. Fisk’s resignation as the Company’s Vice President and as a director and Vice President of the Trustee, the Trustee and its sole member appointed Vipul Gautam to serve as the Company’s Vice President and as a director and Vice President of the Trustee, respectively, in each case effective as of the Effective Date. Mr. Gautam’s biography is set forth below.

Vipul Gautam

Mr. Gautam, 42, is the Head of Direct Real Estate and Private Equity Multi-Strat Product and Investment Services at Fidelity, where he is responsible for alternative investment product development, fund formation, investor relations, and investment services for Private Equity Multi-Strategy and Direct Real Estate funds. Prior to assuming his current role in 2022, Mr. Gautam was Senior Vice President and Research Director at Fidelity Institutional Wealth Advisor LLC, where he was responsible for the open-architecture asset selection and manager research advice that supports Institutional Intermediaries and Defined Contribution Plan Sponsor clients, as well as serving as a Senior Vice President and Research Director at Fidelity’s Workplace Investing division, from 2016 to 2020. Prior to joining Fidelity in 2016, Mr. Gautam was Vice President at Morgan Stanley & Co. from 2013 to 2016, and a Vice President at Bank of America Merrill Lynch from 2009 to 2013. Mr. Gautam received both a B.S. and M.S. in Computer Engineering from Polytechnic Institute of New York University.

There are no family relationships between Mr. Gautam and any trustee or executive officer of the Company and there are no transactions between him and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Core Real Estate Fund

Date: August 11, 2026	By:	/s/ Heather Bonner
Name: Heather Bonner
Title: Treasurer (Principal Financial Officer and Principal Accounting Officer)

1.9923389.103

COREREIT-8-K-0826